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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 31, 2007

          MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-3
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

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
   Delaware                       333-140436                     13-3416059
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $302,096,000 in aggregate principal amount Class I-A1, Class I-A2, Class I-A3, Class II-A1, Class II-A2, Class III-A1, Class III-A2, Class A-R, Class M-1, Class M-2, and Class M-3 of its Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3 Mortgage Pass-Through Certificates on July 31, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 15, 2007, as supplemented by the Prospectus Supplement, dated July 27, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of July 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Pooling and Servicing Agreement"). The Certificates consist of the following Classes: the Class I-A1, Class I-A2, Class I-A3, Class II-A1, Class II-A2, Class III-A1, Class III-A2, Class A-R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $304,840,443 as of July 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Countrywide Home Loans Servicing, LP.

          99.3 Master Mortgage Loan Purchasing and Servicing Agreement, dated as of February 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as purchaser, and Countrywide Home Loans, Inc., as seller and servicer.

          99.4 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and IndyMac Bank, F.S.B.

          99.5 Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and IndyMac Bank, F.S.B.

          99.6 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and

               PHH Mortgage Corporation, f/k/a Cendant Mortgage Corporation.

          99.7 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, among Merrill Lynch Mortgage Capital, Inc., as purchaser, and Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust f/k/a Cendant Residential Mortgage Trust.

          99.8 Servicing Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, and Wilshire Credit Corporation, as servicer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

Date: August 15, 2007

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
4.1           Pooling and Servicing Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor,
              HSBC Bank USA, National Association, as trustee, and Wells
              Fargo Bank, N.A., as master servicer and securities
              administrator.

99.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and
              Countrywide Home Loans Servicing, LP.

99.3 Master Mortgage Loan Purchasing and Servicing Agreement, dated as of February 1, 2007, between Merrill Lynch
              Mortgage Lending, Inc., as purchaser, and Countrywide Home
              Loans, Inc., as seller and servicer.

99.4 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and IndyMac
              Bank, F.S.B.

99.5 Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, between Merrill Lynch Mortgage Lending,
              Inc. and IndyMac Bank, F.S.B.

99.6 Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and PHH
              Mortgage Corporation, f/k/a Cendant Mortgage

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
              Corporation.

99.7 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, among Merrill Lynch Mortgage
              Capital, Inc., as purchaser, and Cendant Mortgage
              Corporation and Bishop's Gate Residential Mortgage Trust f/k/a Cendant Residential Mortgage Trust.

99.8          Servicing Agreement, dated as of July 1, 2007, among
              Merrill Lynch Mortgage Investors, Inc., as depositor, and
              Wilshire Credit Corporation, as servicer.
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